Supplement dated July 14, 2025 to the
Prospectus for your Variable Annuity
Issued by
LINCOLN BENEFIT LIFE COMPANY

This supplement contains information about changes to your variable annuity contract (“Contract”) issued by Lincoln Benefit Life Company.
Investment Option Update
This Supplement is to inform you that there is a change to a variable investment option that is available in your Contract. You may not have funds invested in the Portfolio being referenced below, but you are receiving this Supplement because the Portfolio is available in your Contract.

Invesco Oppenheimer V.I. International Growth Fund - Portfolio Name Change:
Effective on or about August 22, 2025 (“Effective Date”), all references to the Portfolio will be changed as follows:

Portfolio Current Name	Portfolio Revised Name
Invesco Oppenheimer V.I. International Growth Fund - Series II shares	Invesco V.I. International Growth Fund - Series II shares

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

If you have any questions or would like another copy of the current Portfolio Prospectus, please call us at 1-800-457-7617. Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

Please keep this Supplement together with your prospectus for future reference.
No other action is required of you.

LBLSUP2